EXHIBIT 10.3

Summary of Terms of the Annual Restricted Stock Unit Grants made and to be made to the Non-Associate Directors of Abercrombie & Fitch Co. under the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors in Fiscal 2018

Non-Associate Directors

For the fiscal year ending February 2, 2019 (“Fiscal 2018”), directors of Abercrombie & Fitch Co. (the “Company”) who are not employees, or as referred to by the Company, “associates”, of the Company or of a subsidiary of the Company (“non-associate directors”) are eligible to receive an annual grant of restricted stock units (“RSUs”) as part of their compensation. Each RSU represents the right to receive one share of Class A Common Stock, $0.01 par value, of the Company (the “Common Stock”), upon vesting. The market value of the shares of Common Stock underlying the RSUs on the grant date is to be $150,000 (the “Non-Associate Director RSU Retainer”).

The annual Non-Associate Director RSU Retainer has been and will continue to be subject to the following provisions:

•
RSUs are to be granted annually on the date of the annual meeting of stockholders of the Company (if the non-associate directors continue to serve after the annual meeting of stockholders) pursuant to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors (or any successor plan approved by the Company’s stockholders); and

•
RSUs will vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next regularly scheduled annual meeting of stockholders of the Company after the grant date, subject to earlier vesting in the event of a non-associate director’s death or total disability or upon termination of service in connection with a change of control of the Company.

Arthur C. Martinez

In his capacity as Executive Chairman of the Board of the Company, Arthur C. Martinez was to receive, as equity compensation for the fiscal year ended February 3, 2018 (“Fiscal 2017”), an annual grant of RSUs, with the market value of the shares of Common Stock underlying the annual grant equal to $1,000,000 on the grant date (the “Executive Chairman RSU Retainer”).

Effective April 3, 2017, Mr. Martinez was granted a pro-rated Executive Chairman RSU Retainer that:

•	was based on the portion of a full year that the period of time between February 1, 2017 and June 15, 2017 represented (or 32,318 RSUs with a market value of $367,132); and

•	vested on the June 15, 2017 date of the 2017 Annual Meeting.

Beginning with the date of the 2017 Annual Meeting, unless the Board were to determine otherwise, the full amount of the annual Executive Chairman Cash Retainer was to be paid to Mr. Martinez (quarterly in arrears) and the annual grant of the Executive Chairman RSU Retainer was to be subject to the following provisions:

•
RSUs representing the full amount of the Executive Chairman RSU Retainer were to be granted on the date of the annual meeting of stockholders of the Company (if Mr. Martinez continued to serve after the annual meeting of stockholders); and

•
RSUs were to vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next regularly scheduled annual meeting of stockholders of the Company after the grant date; in each case, subject to earlier vesting in the event of Mr. Martinez’s death or total disability or upon termination of service in connection with a change of control of the Company.

On January 19, 2018, Mr. Martinez notified the Company of his intention to retire from the Board, effective upon the expiration of his current term as a director immediately prior to the 2018 Annual Meeting. As such, Mr. Martinez ceased to serve in the capacity as the Company’s Executive Chairman of the Board and Chair of the Executive Committee of the Board (although he remained a member of the Executive Committee) on February 3, 2018.

In connection with Mr. Martinez’s resignation from the role of Executive Chairman of the Board of the Company, effective April 2, 2018 (the execution date by Mr. Martinez), the Company and Mr. Martinez entered into an agreement which set forth the terms of Mr. Martinez’s equity compensation for his service as Executive Chairman of the Board of the Company for the period from June 15, 2017 through February 3, 2018 and of his equity compensation for his service as a non-associate director of the Company for the period from February 4, 2018 through the date of the 2018 Annual Meeting.

Mr. Martinez received a pro-rated portion of the Executive Chairman RSU Retainer to cover the period from June 15, 2017 through February 3, 2018 and a pro-rated portion of the Non-Associate Director RSU Retainer for the period from February 4, 2018 through June 14, 2018. The pro-rated portions of the RSU grants cover a total of 55,396 shares consisting of (i) 51,087 shares underlying the portion of the Executive Chairman RSU Retainer for the period from June 15, 2017 through February 3, 2018 and (ii) a pro-rated portion covering 4,309 shares underlying the Non-Associate Director RSU Retainer for the period from February 4, 2018 through June 14, 2018. Mr. Martinez’s RSUs vest on the earlier of the date of the 2018 Annual Meeting or the one-year anniversary of the grant date, subject to earlier vesting in the event of Mr. Martinez’s death or total disability or upon termination of service in connection with a change of control of the Company. A pro-rated portion of the Executive Chairman RSU Retainer, covering 24,413 shares, for the period between February 4, 2018 and June 14, 2018, was forfeited.

Terry L. Burman

Effective February 3, 2018, the Board elected Terry L. Burman to serve as Non-Executive Chairman of the Board of the Company and also appointed Mr. Burman to serve as Chair of the Executive Committee of the Board.

In his capacity as Non-Executive Chairman of the Board of the Company, Mr. Burman is to receive the following equity compensation for Fiscal 2018:

•
an additional annual grant of RSUs, with the market value of the shares of Common Stock underlying this annual grant being equal to $100,000 on the grant date (the “Non-Executive Chairman RSU Retainer”), pro-rated for the period from February 3, 2018 through the date of the 2018 Annual Meeting. These RSUs, with an approximate market value of $35,989, will vest on the earlier of the date of the 2018 Annual Meeting or the first anniversary of the grant date, subject to earlier vesting in the event of Mr. Burman’s death or total disability or upon termination of service in connection with a change of control of the Company; and

•
if Mr. Burman’s service as Non-Executive Chairman of the Board of the Company ends for any reason other than his death or total disability, a pro-rata portion of unvested RSUs subject to the Non-Executive Chairman RSU Retainer will vest to reflect the portion of the period that has elapsed between the grant date and the date on which his service as Non-Executive Chairman of the Board of the Company ends.

Beginning with the date of the 2018 Annual Meeting, unless the Board were to determine otherwise, and subject to Mr. Burman continuing in the role of Non-Executive Chairman of the Board of the Company, the annual grant of the Non-Executive Chairman RSU Retainer will be subject to the following provisions:

•
RSUs representing the full amount of the Non-Executive Chairman RSU Retainer will be granted on the date of the annual meeting of stockholders of the Company (if Mr. Burman continues to serve after the annual meeting of stockholders);

•
RSUs will vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next regularly scheduled annual meeting of stockholders of the Company after the grant date; in each case, subject to earlier vesting in the event of Mr. Burman’s death or total disability or upon termination of service in connection with a change of control of the Company; and

•
if Mr. Burman’s service as Non-Executive Chairman of the Board of the Company ends for any reason other than his death or total disability, a pro-rata portion of unvested RSUs subject to the Non-Executive Chairman RSU Retainer will vest to reflect the portion of the year that has elapsed between the grant date and the date on which his service as Non-Executive Chairman of the Board of the Company ends.

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